                                                                   EXHIBIT 10.12

                              SERIES D PREFERRED
                           STOCK PURCHASE AGREEMENT
                           ------------------------

          THIS SERIES D PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 6th day of February, 1997, by and among Agile Software Corporation, a California corporation (the "Company") and the investors listed on Schedule A hereto (the "Investors" or, individually, an "Investor").
   ----------

          THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.    Purchase and Sale of Stock.
                --------------------------

          1.1   Sale and Issuance of Series D Preferred Stock.
                ---------------------------------------------

          (a) The Company shall adopt and file with the Secretary of State of California on or before the Closing (as defined below) the Fourth Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A (the
                                                                  ---------
"Restated Articles").

          (b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally, to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing that number of shares of the Company's Series D Preferred Stock (the "Series D Preferred Stock") set forth opposite each Investor's name on Schedule A hereto for the purchase price set
                                 ----------
forth thereon.

          1.2   Closing. The purchase and sale of the Series D Preferred Stock
                -------
shall take place at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California, at 1:00P.M., on February 6, 1997, or at such other time and place as the Company and the Investors mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the number of shares of Series D Preferred Stock that each such Investor is purchasing against payment of the purchase price therefor by check or wire transfer to an account specified by the Company.

          2.    Representations and Warranties of the Company. The Company
                ---------------------------------------------
hereby represents and warrants to the Investors that, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") furnished the Investors and special counsel for the Investors, specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1   Organization, Good Standing and Qualification. The Company is a
                ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

          2.2   Capitalization and Voting Rights. The authorized capital of the
                --------------------------------
Company consists of or will consist of prior to the Closing:

             (i)    Preferred Stock. 15,500,000 shares of Preferred Stock (the
                    ---------------
"Preferred Stock"), of which 1,500,000 shares have been designated Series A Preferred Stock (the "Series A Preferred Stock"), 1,232,500 of which are issued and outstanding, of which 3,000,000 have been designated Series B Preferred Stock (the "Series B Preferred Stock"), 2,937,995 of which are issued and outstanding, of which 4,000,000 have been designated Series C Preferred Stock (the "Series C Preferred Stock"), 3,575,000 of which are issued and outstanding, of which 4,000,000 shares have been designated Series C1 Preferred Stock (the "Series C1 Preferred Stock"), none of which are issued and outstanding, of which 1,500,000 have been designated Series D Preferred Stock (the "Series D Preferred Stock"), none of which are issued and outstanding and 1,350,000 of which will be sold pursuant to this Agreement, and of which 1,500,000 shares have been designated Series D1 Preferred Stock (the "Series D1 Preferred Stock"), none of which are issued and oustanding. The respective rights, privileges and preferences of the Series A, Series B, Series C, Series C1, Series D and Series D1 Preferred Stock will be as stated in the Company's Restated Articles.

             (ii)   Common Stock. 25,000,000 shares of common stock ("Common
                    ------------
Stock"), of which 2,853,775 shares are issued and outstanding.

             (iii) The outstanding shares of Series A, Series B and Series C Preferred Stock and of Common Stock are owned by the shareholders in the numbers specified in Exhibit C hereto.
             ---------

             (iv) The outstanding shares of Series A, Series B and Series C Preferred Stock and of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Securities Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

             (v) Except for (A) the conversion privileges of the Series A, Series B, Series C, Series C1, Series D and Series D1 Preferred Stock, (B) the rights provided in Section 2 of the Third Amended and Restated Investors' Rights Agreement (the "Investors' Rights Agreement"), the form of which is attached hereto as Exhibit B, (C) a warrant to purchase 41,111 shares of Series B
          ---------
Preferred Stock, (D) a warrant to purchase 35,312 shares of Series C Preferred Stock, and (E) currently outstanding options to purchase 55,500 shares of Common Stock granted to certain officers, directors and/or advisors of the Company pursuant to the 1995 Stock Option Plan (the "Option Plan"), there are not outstanding any options, warrants, rights (including conversion or preemptive rights or rights of first refusal) or

                                      2.

agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company has reserved 1,500,000 shares of Series D Preferred Stock for issuance hereunder and 15,500,000 shares of Common Stock for issuance upon conversion of the Series A, Series B, Series C, Series C1, Series D and Series D1 Preferred Stock. In addition to the aforementioned options, the Company has reserved an additional 627,750 shares of its Common Stock for issuance upon exercise of options to be granted in the future under the Option Plan. The Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3   Subsidiaries. The Company does not presently own or control,
                ------------
directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

          2.4   Authorization. All corporate action on the part of the Company,
                -------------
its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Investors' Rights Agreement and the Second Amended and Restated Co-Sale Agreement (the "Co-Sale Agreement"), the form of which is attached hereto as Exhibit F, the performance of all
                                    ---------
obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series D Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series D Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement, the Investors' Rights Agreement and the Co-Sale Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i)as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.5   Valid Issuance of Preferred and Common Stock.
                --------------------------------------------

          The Series D Preferred Stock that is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series D Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Articles, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws.

                                      3.

          2.6   Governmental Consents. No consent, approval, order or
                ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, the Investors' Rights Agreement or the Co-Sale Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within fifteen (15) days of the sale of the Series D Preferred Stock hereunder.

          2.7   Litigation. There is no action, suit, proceeding or
                ----------
investigation pending or currently threatened against the Company that questions the validity of this Agreement, the Investors' Rights Agreement or the Co-Sale Agreement, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The foregoing includes, without limitation, actions, suits, proceedings or investigations, pending or threatened, involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

          2.8   Proprietary Information and Inventions Agreement. Each employee,
                ------------------------------------------------
officer and consultant of the Company has executed a Proprietary Information and Inventions Agreement in the form provided to special counsel to the Investors. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.9   Patents and Trademarks. To the best of its knowledge (but
                ----------------------
without having conducted any special investigation or patent search), the Company has sufficient title to and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

          2.10  Compliance with Other Instruments. The Company is not in
                ---------------------------------
violation or default in any material respect of any provision of its Restated Articles or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and

                                       4.

performance of this Agreement, the Investors' Rights Agreement and the Co-Sale Agreement, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          2.11  Agreements; Action.
                ------------------

          (a) Except for agreements explicitly contemplated hereby, by the Investors' Rights Agreement and the Co-Sale Agreement, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

          (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $10,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii)provisions restricting or affecting the development, manufacture or distribution of the Company's products or services.

          (c) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $20,000 or, in the case of indebtedness and/or liabilities individually less than $20,000, in excess of $50,000 in the aggregate, (iii) except with respect to the purchase of shares of stock of the Company by employees, officers or directors, made any loans or advances to any person, other than ordinary advances for travel expenses or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          2.12  Related-Party Transactions. Except with respect to the purchase
                --------------------------
of shares of stock of the Company, no employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of said founders, officers or directors, or any members of their immediate families, has any direct or indirect ownership interest in any firm or corporation with

                                       5.

which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that Bryan Stolle owns 400 shares and Matthias Moran owns 3,000 shares of the common stock of Sherpa Corporation, and employees, officers and directors of the Company may own stock in publicly traded companies that may compete with the Company. To the best of the Company's knowledge, no employee, officer or director or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company other than as a shareholder in the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          2.13  Permits. The Company has all franchises, permits, licenses and
                -------
any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          2.14  Disclosure. The Company has fully provided the Investors with
                ----------
all the information that the Investors have requested for deciding whether to purchase the Series D Preferred Stock. To the best of its knowledge, neither this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement, nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          2.15  Registration Rights. Except as provided in the Investors' Rights
                -------------------
Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.16  Corporate Documents. Except for amendments necessary to satisfy
                -------------------
representations and warranties or conditions contained herein (the form of which amendments has been approved by the Investors), the Restated Articles and the Bylaws of the Company are in the form previously provided to special counsel for the Investors.

          2.17  Section 83(b) Elections. To the best of the Company's knowledge,
                -----------------------
all individuals who have purchased shares of the Company's Common Stock have timely filed elections under Section 83(b) of the Internal Revenue Code of 1986, as amended, and any analogous provisions of applicable state tax laws.

          2.18  Employees. To the best of the Company's knowledge, no employee
                ---------
or consultant of the Company is in violation of any term of any employment, employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such person with the Company or any other party because of the nature of the business conducted or to be conducted by the Company. The Company does not have any collective

                                       6.

bargaining agreements covering any of its employees. Except for the Option Plan, the Company has no employee benefit plans presently in force with respect to profit-sharing, pensions, stock options or other stock benefits. The Company is not aware of any key employee of the Company who has any plans to terminate his or her employment with the Company.

          2.19  Offering. Subject to the accuracy of the Investors'
                --------
representations in Section 3 of this Agreement and in written responses to the Company's inquiries, the offer, sale and issuance of the Series D Preferred Stock to be issued in conformity with the terms of this Agreement and the issuance of the Common Stock to be issued upon conversion of the Series D Preferred Stock constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

          2.20  Corporate Records. The minute books of the Company made
                -----------------
available to the Investors contain a complete summary of all meetings or actions by written consent of directors and shareholders since the time of incorporation of the Company and reflect all transactions referred to in such minutes accurately in all material respects.

          2.21  Arbitration. Each employee of the Company has agreed in writing
                -----------
that all disputes that arise under the terms of the Proprietary Information and Inventions Agreement, the Restricted Stock Purchase Agreement(s) or the Employment Agreement entered into between each employee and the Company shall be resolved through final and binding arbitration.

          3.    Representations and Warranties of the Investors. Each Investor
                -----------------------------------------------
hereby represents and warrants that:

          3.1   Authorization. The Investor has full power and authority to
                -------------
enter into this Agreement, the Investors' Rights Agreement and the Co-Sale Agreement, and each such agreement constitutes its valid and legally binding obligation, enforceable against such Investor in accordance with its terms.

          3.2   Purchase Entirely for Own Account. This Agreement is made with
                ---------------------------------
such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series D Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          3.3   Disclosure of Information. Such Investor believes it has
                -------------------------
received all the information it considers necessary or appropriate for deciding whether to purchase the Series D
                                       7.

Preferred Stock. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series D Preferred Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of each Investor to rely thereon.

          3.4   Investment Experience. Such Investor is an investor in
                ---------------------
securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series D Preferred Stock. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Series D Preferred Stock.

          3.5   Accredited Investor. Such Investor is an "accredited investor"
                -------------------
within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

          3.6   Restricted Securities. Such Investor understands that the
                ---------------------
Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          3.7   Further Limitations on Disposition. Without in any way limiting
                ----------------------------------
the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Investors' Rights Agreement provided and to the extent this Section 3 and such agreement are then applicable; and:

          (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                                       8.

          (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

          3.8   Legends. It is understood that the certificates evidencing the
                -------
Securities may bear one or all of the following legends:

          (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

          (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

          4.    California Commissioner of Corporations.
                ----------------------------------------

          4.1   Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE
                ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          5.    Conditions of Investors' Obligations at Closing. The obligations
                -----------------------------------------------
of the Investors under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

          5.1   Representations and Warranties. The representations and
                ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                                       9.

          5.2   Performance. The Company shall have performed and complied with
                -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3   Compliance Certificate. The President of the Company shall
                ----------------------
deliver to the Investors at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there shall have been no adverse change in the business, affairs, operations, properties, assets or condition of the Company since the date of this Agreement.

          5.4   Qualifications. All authorizations, approvals, or permits, if
                --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          5.5   Proceedings and Documents. All corporate and other proceedings
                -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investors' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          5.6   Opinion of Company Counsel. The Investors shall have received
                --------------------------
from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit D.
                                                  ---------

          5.7   Investors' Rights Agreement. The Company, each Investor and a
                ---------------------------
majority of the holders of the Series A, Series B and Series C Preferred Stock, taken together as a whole and not as separate series, shall have entered into the Investors' Rights Agreement in the form attached hereto as Exhibit B.
                                                               ---------

          5.8   Co-Sale Agreement. Each of the Founders (as defined in the Co-
                -----------------
Sale Agreement) and the Investors shall have entered into the Co-Sale Agreement.

          5.9   Board of Directors. As of the Closing, the Company's Board of
                ------------------
Directors shall consist of Mike Moritz, James Patterson, Nancy Schoendorf, Tom Shanahan and Bryan Stolle.

          6.    Conditions of the Company's Obligations at Closing. The
                --------------------------------------------------
obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investors, the waiver of which shall not be effective against the Company unless in writing and signed on behalf of the Company:

                                       10.

          6.1   Representations and Warranties. The representations and
                ------------------------------
warranties of each Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2   Payment of Purchase Price. Each Investor shall have delivered
                -------------------------
the purchase price specified in Section 1.1(b).

          6.3   Qualifications. All authorizations, approvals, or permits, if
                --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          6.4   Waivers of Right of First Offer. Each Major Investor (as defined
                -------------------------------
in the Investors' Rights Agreement shall have waived the right of first offer granted to such Investor pursuant to the Second Amended and Restated Investors' Rights Agreement, dated January 16, 1996.

          7.    Miscellaneous.
                -------------

          7.1   Survival of Warranties. The warranties, representations and
                ----------------------
covenants of the Company and each Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of such Investor or the Company.

          7.2   Successors and Assigns. Except as otherwise provided herein, the
                ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3   Governing Law. This Agreement shall be governed by and construed
                -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          7.4   Counterparts. This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.5   Titles and Subtitles. The titles and subtitles used in this
                --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                                       11.

          7.6   Notices. Unless otherwise provided, any notice required or
                -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          7.7   Finder's Fee. Each party represents that it neither is nor will
                ------------
be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees or representatives is responsible.

          The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.8   Expenses. Irrespective of whether the Closing is effected, the
                --------
Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall, at the Closing, reimburse the reasonable fees and, upon receipt of a bill therefor, out-of-pocket expenses of special counsel for the Investors, not to exceed $5,000. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement or the Restated Articles, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.9   Amendments and Waivers. Any term of this Agreement may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series D Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          7.10  Severability. If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                                       12.

          7.11  Aggregation of Stock. All shares of the Preferred Stock held or
                --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          7.12  Entire Agreement. This Agreement and the documents referred to
                ----------------
herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, except as specifically set forth herein or therein.

                                       13.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              AGILE SOFTWARE CORPORATION

                              By: /s/ Bryan D. Stolle
                                  ----------------------------------------------
                                  Bryan D. Stolle
                                  President and Chief Executive Officer

                              Address:  One Almaden Boulevard, 12th Floor
                                        San Jose, California 95113

                              INVESTORS:

                              SEQUOIA CAPITAL VI
                              SEQUOIA TECHNOLOGY PARTNERS VI
                              SEQUOIA 1995

                              By: /s/
                                  ----------------------------------------------
                                  Michael Mortiz, General Partner

                              MOHR, DAVIDOW VENTURES IV, L.P.
                              By: Fourth MDV Partners, L.L.C., General Partner

                              By: /s/
                                  ----------------------------------------------
                                  Nancy Schoendorf, Member


                              MDV IV Entrepreneurs' Network Fund, L.P.
                              By: Fourth MDV Partners, L.L.C., General Partner

                              By: /s/
                                  ----------------------------------------------
                                  Nancy Schoendorf, Member


            [SIGNATURE PAGE TO PREFERRED STOCK PURCHASE AGREEMENT]